[Aydin Letterhead]

                              March 23, 1998


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

     On behalf of Aydin Corporation (the "Company"), the undersigned is transmitting for filing via Edgar a preliminary copy of the Company's Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy in connection with the Company's 1998 Annual Meeting of Stockholders. The Company intends to release these proxy materials to its stockholders on or about April 2, 1998.


     The Company is also transmitting as an appendix to this filing the form of 1996 Equity Incentive Plan, as proposed to be amended under Proposal 5 and the form of Director Retirement Plan that is being submitted to stockholders under Proposal 6. The Company intends to file a Form S-8 registration statement to register the shares issuable under the Director Retirement Plan and the increased number of shares that will be issuable under the 1996 Equity Incentive Plan, if such increase is approved at the annual meeting under Proposal 5, promptly after the annual meeting if such proposals are approved.

     Please contact the undersigned regarding this filing.

               Sincerely,

               /s/ Robert A. Clancy
               Robert A. Clancy
               Secretary and Corporate Counsel

                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                        SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec240.14a-11(c) or sec240.14a-12

   ___________________AYDIN CORPORATION______________________
            (Name of Registrant as  Specified in its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computer on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
     1)  Title of each class securities to which transaction
         applies:
         ___________________________________
     2)  Aggregate number of securities to which transaction
         applies:
        ___________________________________
     3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ___________________________________
     4)  Proposed maximum aggregate value of transaction:
        ___________________________________
     5)  Total fee paid:
        ___________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
        ___________________________________
     2)  Form, Schedule or Registration Statement No.:
        ___________________________________
     3)  Filing Party:
        ___________________________________
     4)  Date Filed:
        ___________________________________

                       AYDIN CORPORATION
                       700 Dresher Road
                       Horsham, PA 19044
                     ---------------------

           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          May 1, 1998
                     ---------------------

TO THE STOCKHOLDERS OF AYDIN CORPORATION:

   The Annual Meeting of Stockholders of AYDIN CORPORATION, a
Delaware corporation (the "Company"), will be held on Friday, May 1, 1998, at 3:00 p.m. local time at the Company's Corporate Offices, 700 Dresher Road, Horsham, Pennsylvania, for the following purposes:

   1.   To amend the Company's By-laws to establish a classified
        Board of Directors; and

   2. (a) If Proposal 1 is approved, to elect a classified Board of Directors consisting of three classes to serve initial for one-, two- and three-year terms, converting to three-year terms upon expiration of the initial terms, and until their successors are duly elected; or

       (b) If Proposal 1 is not approved, to elect six Directors, each to hold office for a term of one year and until his successor has been duly elected; and

   3. To amend the Restated Certificate of Incorporation to increase the authorized shares of Common Stock from 7,500,000 shares to 20,000,000 shares; and

   4. To amend the Restated Certificate of Incorporation to authorize a new class of Series Preferred Stock, consisting of 2,000,000 shares; and

   5.  To approve an amendment to the 1996 Equity Incentive Plan;
       and

   6.  To approve the Director Retirement Plan; and

   7. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

   The Board of Directors has fixed the close of business on March 3, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

   A copy of the Company's Annual Report for its fiscal year ended December 31, 1997, is being transmitted herewith.

   WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN
PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED.

                        By Order of the Board of Directors,


                        Robert A. Clancy
                        Secretary


April 2, 1998

                         AYDIN CORPORATION
                       --------------------

                          PROXY STATEMENT
                       --------------------

This Proxy Statement and the accompanying form of Proxy, which are first being mailed to stockholders on April 2, 1998, are furnished in connection with the solicitation by the Board of Directors of Aydin Corporation (hereinafter called the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held Friday, May 1, 1998, at 3:00 p.m. local time, and at any adjournment thereof (hereinafter the "Annual Meeting"). The Company's principal executive offices are located at 700 Dresher Road, Horsham, Pennsylvania 19044.

   Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by stockholders. Any proxy not specifying to the contrary will be voted for the election of the nominees for Directors named below and in favor of proposals 1, 3, 4, 5 and 6 referred to in the Notice of Annual Meeting. A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice thereof to the Secretary of the Company.

   As of the close of business on March 3, 1998, the Company had outstanding 5,216,300 shares of Common Stock, $1.00 par value, the record holders of which on such date are entitled to one vote for each share held. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Only holders of Common Stock of record at the close of business on March 3, 1998, will be entitled to notice of and to vote at the Annual Meeting.

   The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's regular officers and employees, without additional remuneration, personally or by telephone or telegram. The Company may also retain the services of outside agencies to assist in the solicitation of proxies and will reimburse such agencies for their fee and costs. The Company will also, upon request, reimburse brokers or persons holding shares in their name or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

               BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth, as of the dates indicated, the name and address of each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities and the percentage of the shares so owned:

Title of         Name and Address of             Amount and Nature of       Percent
Class            Beneficial Owner                Beneficial Ownership(1)    of Class
Common Stock,    Franklin Resources, Inc.        499,400(2)                 9.6%
$1.00 par        777 Mariners Island Blvd.
value            San Mateo, CA 94404

Common Stock,    SoGen International Fund, Inc.  375,000(3)                 7.2%
$1.00 par        1221 Avenue of the Americas
value            New York, NY 10020

Common Stock,    The TCW Group, Inc.             373,100(4)                 7.2%
$1.00 par        865 South Figueroa Street
value            Los Angeles, CA 90017

Common Stock,    Victor Posner                   334,500(5)                 6.4%
$1.00 par        6917 Collins Avenue
value            Miami Beach, FL 33141

Common Stock,    Dimensional Fund Advisors, Inc. 299,150(6)                 5.7%
$1.00 par        1299 Ocean Avenue, 11th Floor
value            Santa Monica, CA 90401

______________
(1) Based on information furnished by the stockholder.
(2) As of January 16, 1998. According to the Schedule 13G filed by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, Inc., these shares are beneficially owned by one or more investment companies or other managed accounts that are advised by investment advisory subsidiaries of Franklin Resources, Inc. Sole voting and dispositive power is held by Franklin Advisory Services, Inc.
(3) As of January 29, 1998. According to the Schedule 13G filed by SoGen International Fund, Inc. (the Fund ) and its investment advisor, Societe Generale Asset Management Corporation, these shares were acquired by the Fund as beneficial owner for investment only. Shared voting and dispositive power.
(4) As of February 12, 1998. According to the Schedule 13G filed by The TCW Group, Inc. and Robert Day, these shares were acquired for investment in the ordinary course of business. Sole voting and dispositive power.
(5) As of December 29, 1993.  Sole voting and investment power.
(6) As of February 9, 1998. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 299,150 shares of Aydin Corporation stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional has sole voting power as to 198,600 of these shares, shared voting power as to 100,550 shares and sole investment power as to 299,150 shares. Dimensional disclaims Beneficial Ownership of all such shares.


                BENEFICIAL OWNERSHIP BY MANAGEMENT

 The following table sets forth, as of March 3, 1998, the amount and percentage of the Company's outstanding Common Stock, $1.00 par value, beneficially owned by each Director, the chief executive officer, the four other most highly compensated executive officers, as identified in the Summary Compensation Table herein, and all Directors and executive officers as a group:

Title of       Name of                     Amount and Nature    Percent
Class          Beneficial Owner            of Ownership (1)(2)  of Class
Common Stock   I. Gary Bard                236,314 (3)          4.5%
               Ira Brind                    10,000              (5)
               Dr. Nev A. Gokcen            18,037              (5)
               Gary Mozenter                     0               -
               Harry D. Train, II            1,037              (5)
               John F. Vanderslice          89,194 (4)          1.7%
               H. Barry Maser               23,599              (5)
               James R. Henderson           11,250              (5)
               Demirhan Hakimoglu            7,435              (5)
               All of the above and other
               executive officers as
               a group
               (Includes 10 persons)       398,366              7.6%

_____________________________
(1) Based on information furnished by the respective directors and officers. Each person has sole voting and investment power with respect to the shares listed, except that Mr. Bard holds 36,700 shares jointly with his wife and Dr. Gokcen hold all of his shares jointly with his wife.
(2) Includes shares which may be acquired upon the exercise of options granted by the Company currently exercisable or that will become exercisable within 60 days as follows: Bard - 51,250 shares, Gokcen - 1,037 shares, Train - 1,037 shares, Vanderslice - 17,500 shares, Maser - 12,499 shares; Hakimoglu
    - 2,250 shares, Henderson - 11,250 shares, and the Group -
    1,500 shares.
(3) Includes a Warrant to purchase 133,334 shares: 66,667 shares at $12.10 and 66,667 shares at $13.20 per share.
(4) Includes a Warrant to purchase 66,666 shares: 33,333 shares at $12.10 and 33,333 shares at $13.20 per share.
(5) Less than 1%

              PROPOSAL 1. AMEND THE COMPANY'S BY-LAWS TO
               ESTABLISH A CLASSIFIED BOARD OF DIRECTORS

   The stockholders are being asked to approve at the Annual Meeting an amendment to Article III, Section 1 of the Company's By-laws to provide for classification of the Board of Directors into three classes, Class A, Class B and Class C, each class consisting of a number of directors equal as nearly as practicable to one-third of the total number of directors. After initial implementation, each class of directors would be subject to election every third year and would serve for a three-year term. Currently, all of the Company's directors are elected each year for a one-year term.

   The Board of Directors has unanimously approved the classification of the Board and recommends that the stockholders approve this proposal. The Board believes that such classification will promote stability in the management of the Company and in its long-term planning, strategies and policies, which the Board believes is in the best interests of the Company and its stockholders.

   If the proposal is approved, the Board of Directors will be divided into three classes: Class A directors will serve initially for a one-year term, until the Company's 1999 Annual Meeting of Stockholders and until the respective successors to directors of Class A are duly elected, and thereafter for three-year terms; Class B directors will serve initially for a two-year term, until the Company's 2000 Annual Meeting of Stockholders and until the respective successors to directors of Class B are duly elected, and thereafter for three-year terms; and Class C directors will immediately commence service for a three-year term and serve until the Company's 2001 Annual Meeting of Stockholders and until the respective successors to directors of Class C are duly elected.

   If the nominees of the Board of Directors herein are elected to the Board of Directors at the Annual Meeting and this Proposal 1 is adopted by the stockholders, Nev. A. Gokcen and Harry D. Train, II will be designated as Class A directors, to serve for a term ending as of the Company's 1999 Annual Meeting of Stockholders; Gary Mozenter and John F. Vanderslice will be designated as Class B directors, to serve for a term ending as of the Company's 2000 Annual Meeting of Stockholders; and Ira Brind and I. Gary Bard will be designated as Class C directors, to serve for a term ending as of the Company's 2001 Annual Meeting of Stockholders. Information concerning these nominees for director is set forth above under "Election of Directors." If the proposal to adopt a classified Board of Directors is not approved and implemented, all of the directors elected at the Annual Meeting will serve for a one-year term and until their respective successors are duly elected and qualified.

   Article III, Section 1, as amended, will also provide that:
(i) any vacancies in the Board of Directors, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by vote of 80% of the directors then in office, although less than a quorum; (ii) the term of office for a director so chosen will expire at the next annual meeting at which members of the class for which such director is chosen are elected; and
(iii) a director may be removed only for cause and only by either
(a) the affirmative vote of a majority of the Continuing Directors, as defined in such section, and the affirmative vote of a majority of the Board of Directors or (b) the affirmative vote of holders of 80% or more of the outstanding Common Stock of the Company.

   If adopted, the provisions of Article III, Section 1 may not be amended, altered, changed or repealed without the affirmative vote of 80% of the Continuing Directors or an 80% vote of the holders of the Company's Common Stock.

Proposed Amendment to Certificate of Incorporation

   The text of the proposed amendment to Article III, Section 1 of the Company's By-laws to implement a classified Board of Directors is as follows:

       "Section 1. (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the Corporation that shall constitute the Board of Directors shall be six.
 Directors need not be stockholders of the Corporation.

       (b) If approved by a majority of the stockholders at the annual meeting of stockholders to be held in 1998 and subject to applicable law, the Directors shall be divided into three classes, Class A, Class B and Class C, each class to be as nearly equal in number as possible. The initial term of office of Directors of Class A shall expire at the annual meeting of stockholders to be held in 1999 and when their respective successors are duly elected. The initial term of office of Directors of Class B shall expire at the annual meeting of stockholders to be held in 2000 and when their respective successors are duly elected. The initial term of office of Directors of Class C shall expire at the annual meeting of stockholders to be held in 2001 and when their respective successors are duly elected. Subject to the foregoing, at each annual meeting of stockholders, commencing at the annual meeting to be held in 1999, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders and when their successors shall be duly elected. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by vote of 80% of the directors then in office, although less than a quorum. The term of office of any director so chosen shall expire at the next annual meeting of stockholders at which members of the class for which such director shall have been chosen are elected and when his respective successor shall be duly elected. No decrease in the number of directors shall shorten the term of any incumbent director.

       (c) Notwithstanding any other provisions of the By-laws of the Corporation, and notwithstanding the fact that some lesser percentage may be specified by law or by the By-laws of the Corporation, any one or more directors of the Corporation may be removed at any time, but only for cause and only by either (1) the affirmative vote of a majority of the Continuing Directors (as defined in subsection (e) of this Section 1) and the affirmative vote of a majority of the Board of Directors or
 (2) the affirmative vote, at a meeting of the stockholders called for that purpose, of the holders of 80% or more of the outstanding Common Stock of the Corporation.

       (d) Notwithstanding any other provisions of the By-laws of the Corporation, this Section 1 of Article III of the By-laws shall not be amended, altered, changed or repealed without the affirmative vote of a majority of the Board of Directors and the affirmative vote of 80% of the Continuing Directors (as defined in subsection (e) of this Section 1 of Article III) or an 80% vote of the holders of the Corporation's Common Stock.

       (e) A "Continuing Director" shall mean:

          (1) An individual who was a member of the Board of Directors of the Corporation first elected by the stockholders or appointed by the Board of Directors prior to the date on which this Section 1 of Article III was adopted;

          (2) An individual who was a member of the Board of Directors of the Corporation first elected by the stockholders or appointed by the Board of Directors prior to the time that any Related Person (other than any person who was already a Related Person at the time this
       Section 1 of Article III was adopted) became the beneficial owner of in excess of 10% of the Common Stock of the Corporation; or

          (3) An individual designated, before such individual's initial election as a director, as a Continuing Director by a majority of the then Continuing Directors.

       (f) A "Related Person" shall mean any person or entity who or which is the beneficial owner of 10% or more of the Common Stock of the Corporation."

Certain Effects of Classification of Board

   If adopted, the classification of directors will apply to every future election of directors; it would not be triggered by the occurrence of a particular event, such as a "change in control." Under the proposed By-law amendment, the Board of Directors would be divided into three classes. Directors would serve for a term of three years rather than one year, and one-third of the directors, or as near to one-third as practicable, would be elected each year. Initially, the Class A directors would serve for a term of one year, the Class B directors for a term of two years, and the Class C directors for term of three years in order to implement the tri-annual elections. In each year commencing with the 1999 Annual
Meeting, one class of directors, consisting of approximately one-third of the directors, will be considered for election for a three-year term.

   The proposed amendment would significantly extend the time required to make any change in the majority of the Board and would thus tend to render more difficult or discourage any attempt to remove incumbent management of the Company, by means of a merger, a tender offer for the Common Stock, a proxy contest, the acquisition of a large block of Common Stock or other "change in control" transaction, even if such actions would be favorable to the interests of the Company's stockholders. Presently, a change in the Board majority can be effected at a single annual meeting. By contrast, if the proposed amendment is adopted, absent intervening vacancies, it would take at least two annual meetings to effect a change in majority of directors on the Board, since only a minority of the directors will be elected at each meeting.

   Because of the additional time required to change the overall composition of the Board, the proposed amendment could tend to perpetuate the present Company management in office and discourage certain activities that could affect the market price of the Common Stock, such as the accumulation of large blocks of stock through a tender offer or otherwise. Therefore, stockholders could be deprived of the opportunity to sell their shares at a premium over prevailing market prices. The proposed amendment would also make it more difficult for the Company's stockholders to change the composition of the Board and management, even if the only reason for such change is the performance of the incumbent Board and management.

   In addition, under Delaware law, any director of the entire Board of Directors of the Company may currently be removed, with or without cause, by the holders of a majority of the shares of Common Stock then outstanding. If the classification proposal is approved by the shareholders and effected, stockholders may effect such removal only "for cause." There is little guidance under Delaware law as to the kind of conduct which would justify the removal of a director for cause. As a result, any effort to remove a director in any but egregious cases of misconduct would probably be the subject of protracted litigation.

   The proposal to adopt a classified Board of Directors is not the result of management's knowledge of any specific effort by a stockholder or group of stockholders to attain representation on the Board of Directors or otherwise to acquire control of the Company or greater influence in its management.

Vote Required

   The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding as of the record date of the Annual Meeting will be required to approve the proposed By-law amendment set forth in this Proposal 1. Thus, shareholders who do not vote or who vote to abstain will in effect be voting against the proposal. A broker who is the record owner of shares Common Stock beneficially owned by a customer will not have discretionary authority to vote such shares if the broker has not received voting instructions from the beneficial owner, and broker non-votes will in effect be deemed a vote against the proposal.

   The Board of Directors recommends a vote FOR this proposal.


                  PROPOSAL 2.  ELECTION OF DIRECTORS

   Six Directors of the Company are to be elected at the Annual Meeting. If Proposal 1 is approved, the nominees for each class of directors, if elected, will serve as follows: Nev. A. Gokcen and Harry D. Train, II will serve as Class A directors to serve for a term ending as of the Company's 1999 Annual Meeting and until their successors are duly elected; Gary Mozenter and John
F. Vanderslice will serve as Class B directors to serve for a term ending as of the Company's 2000 Annual Meeting and until their successors are duly elected; and Ira Brind and I. Gary Bard will serve as Class C directors to serve for a term ending as of the Company's 2001 Annual Meeting and until their successors are duly elected. If Proposal 1 is not adopted, each Director will serve one year and until his successor has been duly elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees listed below, all of whom are currently Directors of the Company. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the Directors then in office until the next annual meeting of stockholders.

    Nominees for Directors shall be elected by a plurality of the votes of the holders of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors. Cumulative voting rights do not exist with respect to the election of Directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

   The names of the nominees for Director, all of whom are currently Directors of the Company, and certain information regarding them are as follows:

Name                Age   Principal Occupation                           Director
                          for Past Five Years                              Since
I. Gary Bard        60    Chairman of the Board of Directors and         1994
(Class C director*)       Chief Executive Officer since May 6, 1996.
                          President of the Company from October 8, 1996
                          to October 23, 1997. Prior to that, Vice
                          President and General Manager, Federal Systems
                          Solutions Integration Division of Unisys
                          Corporation, providing integration solutions to
                          the federal, state and local government
                          marketplace, since October 1995.  Consultant
                          on software development from February 1993
                          to October 1995.  Chief Operating Officer of
                          Open Software Foundation, from November 1992
                          to February 1993, and President of Integrated
                          Systems Division of Computer Sciences
                          Corporation, from July 1984 to November 1992.

Ira Brind ,          57   President and co-founder of Brind-Lindsay &    1997
(Class C director*)       Co., Inc., a private investment firm, since
                          1987.

Dr. Nev A. Gokcen    76   Retired.  Former thermodynamicist with the     1972
(Class A director*)       Department of the Interior, Bureau of Mines,
                          Albany, Oregon.

Gary Mozenter        63   Retired.  Former Partner, Vice Chairman        1997
(Class B director*)       and Executive Committee Member, Coopers
                          & Lybrand LLP from 1956 to 1994.

Harry D. Train, II   70   Manager, Hampton Roads Operations (defense     1984
(Class A director*)       studies and analysis) of Science Applications
                          International Corporation (SAIC), Norfolk,
                          Virginia, since October 1986.

John F. Vanderslice  56   President and Chief Operating Officer of       1994
(Class B director*)       the Company since October 1997, President of
                          its Telemetry Division (formerly the Vector
                          Division) since 1982.

------------
* If Proposal 1 is adopted at the Annual Meeting

The Company has had an Audit Committee since September 1978;
and Directors Brind, Gokcen, Mozenter and Train are its current members. Its powers and duties include the following: (1) sole authority to retain and dismiss both internal and independent auditors; (2) approval before dissemination of any report which contains financial data; and (3) consultation with the independent auditors quarterly and before the Company decides any material accounting policy. This Committee met six times in 1997.

The Company established an Oversight Committee in April 1992, comprised of outside Directors, currently Gokcen, Mozenter and Train. Its powers and duties include the review of the Company's policies and procedures and recommendations to the Board of Directors of those measures that the Committee believes necessary to strengthen and ensure the effectiveness of Company policies relating to (a) Division and Corporate Officer awareness of federal laws and regulations affecting government contracts; (b) compliance of outside consultants and sales representatives with national and international regulations involving the sale of Company products; and (c) compliance with federal laws and regulations applicable to government contract procurement and performance. This Committee met four times in 1997.

The Company established the Executive Compensation Committee in May 1996, now comprised of Directors Bard, Brind, Gokcen and Train. The Committee consults generally with management on matters concerning executive and outside director compensation and incentive plans. It makes recommendations to the Board of Directors on compensation generally, including individual salary rates and bonus awards. This Committee met two times in 1997.

In October 1997 the Company established the Strategic Planning Committee, now comprised of Directors Bard, Brind, Mozenter and Vanderslice. This Committee's purpose is to consult with management on matters concerning proposed acquisitions and similar new ventures and to advise management with regard to the expansion or disposition of the Company's business through mergers, acquisitions, sales and similar transactions. This

Committee met once in 1997


There is no nominating committee of the Board of Directors.
The Board of Directors met nine times in 1997.

During the year ended December 31, 1997, the directors attended all meetings of the Board of Directors and Committees on which they served.

Each Director who is not also an employee of the Company presently receives an annual director's fee of $12,000, plus $1,500 for each meeting which he personally attends ($500 for each meeting in which he participates by means of conference telephone). In addition, non-employee Directors serving on Committees receive a meeting fee of $1,000 ($500 for each meeting in which he participates by means of conference telephone) and the Chairman of each Committee receives an annual fee of $1,500. These Directors are eligible to receive annual grant of stock option to purchase 2,000 shares of the Company's Common Stock, subject to an upward or downward 50% adjustment based upon the Chairman's assessment of Board performance; and annual grants of up to 1,000 shares of restricted stock, based on performance goals, with the shares remaining restricted until the Director leaves the Board. In May 1996, Director Train agreed, when requested, to perform consulting services for the Company over and above his normal duties as a director of the Company, at the current per diem rate for directors of $1,000 per day plus expenses. No fees were paid to Director Train under this arrangement during 1997. Directors Gokcen and Train have been granted Individual Non-Qualified Stock Options (the "Individual Options") and options under the Company's 1996 Equity Incentive Plan (the 1996 Plan ). The Individual Options were granted July 28, 1995, to purchase up to 1,000 shares at $16.75 per share, the per share market value of the Company's Common Stock on the date of the grant. On February 27, 1997, they were granted options under the 1996 Plan to purchase up to 2,150 shares at $11.31 per share. Under both of the options, 25% of the option shares become exercisable on the first anniversary of the grant and 25% each year thereafter on a cumulative basis until the option expires ten years after date of grant.

In addition, the Board of Directors approved, subject to stockholder approval of the Director Retirement Plan at the Annual Meeting, the grant of 1,100 Retirement Shares each to the non-employee Directors of the Company under the Company's
Director Retirement Plan (see Proposal No. 6, page 21)


                  COMPENSATION OF EXECUTIVE OFFICERS

   The following tabulation sets forth certain information with respect to compensation paid or earned for services in all capacities to the Company and its subsidiaries for its fiscal years ended December 31, 1997, 1996 and 1995, of those persons who were, at any time during the fiscal year ended December 31, 1997, (i) the chief executive officer; and (ii) the four most highly compensated executive officers of the Company serving at December 31, 1997 (the "Named Executive Officers"):

                    Summary Compensation Table

                                                                      Long-Term Compensation
                                         Annual Compensation                  Awards
                                  ----------------------------------  ---------------------
                                                           Other                            All
                                                           Annual     Restricted Securities Other
                                                           Compens-   Stock     Underlying  Compens-
Name and Principal Position Year  Salary($)(1) Bonus($)    ation ($)  Award ($) Options (#) ation ($)
I. Gary Bard                1997  $286,916     $255,200    $16,500(5)  --       $ 25,000    $23,585(7)
  Chairman of the Board and 1996  $195,638(2)  $249,400(3) $44,105(5) $200,000  $150,000    $23,585(7)
  Chief Executive Officer   1995     --           --       --          --        --          --

John F. Vanderslice         1997  $205,005     $157,850    --          --         25,000     --
  President and Chief       1996   157,406      138,764    $ 8,250(5)  --         40,000     --
  Operating Officer         1995   130,000      113,176    --          --            -0-     --

James R. Henderson          1997  $146,285     $ 79,750    --          --         10,000    $ 3,432(8)
  Vice President, Treasurer 1996    62,328       66,516(4) --          --         35,000     42,468(8)
  and Chief Financial       1995      --             --    --          --          --         --
  Officer

H. Barry Maser              1997  $176,800     $ 63,288    $ 1,650(5)  --          --         --
  Vice President of         1996    24,158       11,712    --         $93,750(6)   --         --
  Business Development      1995      --             --    --          --          --         --


Demirhan Hakimoglu          1997  $157,687     $ 46,282    --          --          -0-        --
  Vice President and Chief  1996   123,696        9,695    --          --          -0-        --
  Executive Officer,        1995   137,231        9,964    --          --          -0-        --
  Aydin-Yazilim, S. A.

________________________
(1) Includes any sums deferred for the individual under the Company's 401(k) plan.
(2) Includes $5,750 Mr. Bard received as an outside Director before being elected Chairman of the Board and Chief Executive Officer on May 6, 1996.
(3) Of this total, $83,133 was awarded for 1996 and paid in 1997.
(4) Of this total, $12,094 was awarded for 1996 and paid in 1997.
(5) The dollar value of the difference ($1.65 for both 1996 and 1997) between (i) the discounted market value ($9.33 for 1996 and $9.36 for 1997) at which the Named Executive Officer elected to receive a portion or all of his bonus awards in shares of the Company s Common Stock and (ii) the average fair market value of such shares on the 20 trading days immediately preceding the date the Board of Directors determined the dollar amount of the bonus award under the Company's Stock Bonus Plan.
(6) An award of 10,000 restricted shares on December 16, 1996, valued at the grant date closing price of $9.375, vesting over a four-year period (2,500 shares per year commencing December 16, 1997).
(7) Dollar amount of loan forgiven by the Board of Directors for Mr. Bard.
(8) Relocation expenses paid by the Company.

                   OPTION GRANTS IN LAST FISCAL YEAR

  Shown below is further information on grants of stock options pursuant to the Company's 1994 Incentive and 1996 Equity
Incentive Stock Option Plans during the year ended
December 31, 1997 to the Named Executive Officers.


                    Number of       % of Total                      Potential Realizable Value
                    Securities      Options                        at Assumed Annual Rates of
                    Underlying      Granted to Exercise            Stock Price Appreciation for
                    Options         Employees  Price    Expiration       Option Term
Name                Granted (#)(1)  in  1996   ($/Sh)   Date         5% ($)      10% ($)
I. Gary Bard        25,000          20.4%      $11.31    2-27-07     $177,820    $450,631
John F. Vanderslice 25,000          20.4%      $12.84   10-23-07     $201,875    $511,591
James R. Henderson  10,000           8.2%      $11.31    2-27-07     $ 71,128    $180,250
H. Barry Maser        --            --        --      --          --        --
Demirhan Hakimoglu    --            --        --      --          --        --

________________________

(1) All options expire ten years from date of grant. Twenty-five percent of the option shares become exercisable one year from date of grant and an additional 25% each year thereafter for three years on a cumulative basis.

 AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

       No options were exercised during 1997 by the Named Executive Officers. Shown below is information with respect to options exercised during 1997 and the year-end value of unexercised options to purchase the Company's Common Stock granted in prior years under the Company's 1994 or 1996 Incentive Plans, or an Individual Non-Qualified Stock Option to the Named Executive Officers and held by them at December 31, 1997.

                    Number of Securities Underlying      Value of Unexercised
                     Unexercised Options Held At       In-the-Money Options At
                         December 31, 1997              December 31, 1997 (1)
Name                Exercisable(#) Unexercisable(#) Exercisable($) Unexercisable($)
I. Gary Bard         45,000        140,000          $65,625         $184,375
John F. Vanderslice  17,500         57,500          $24,975         $ 49,925
James R. Henderson    8,750         36,250          $13,125         $ 39,375
H. Barry Maser       12,499         37,501          $30,373         $ 91,127
Demirhan Hakimoglu    1,500            750             0                0

________________________
(1)  Based on the closing price on December 31, 1997, on the New
     York Stock Exchange of $11.81 per share.

              REPORT ON EXECUTIVE COMPENSATION

   The Executive Compensation Committee has furnished the following report on executive compensation dated February 6, 1998:

   The Committee took up consideration of whether there should be any changes in types of incentives for all or any of the senior executive management team. The incentives considered were changes to base compensation, changes to bonus eligibility, percent of eligible bonus earned, additional stock options, change in contract terms and conditions, and others as appropriate (insurance, deferred compensation, SERP).

   The Committee measured the executive team's performance against the four major objectives established for 1997: Return the Company to profitability; improve the financial structure of the Company; improve the culture in the Company and upgrade the skills in the organization; and position the Company for revenue growth and sustained profitability going forward.


   Against this criteria, the senior management team was successful in meeting all of those objectives. The Company returned to profitability in the third and fourth quarter 1997 and as reported in year-end publications of the results of stock traded on the New York Stock Exchange, the Company's stockholders realized an increase of 26% in shareholder value for the year.


   Improvement in the financial structure of the Company occurred in two areas. First, cost of goods sold was lowered with a slight decrease to revenue. This occurred through combining three manufacturing lines into one; moving the West Coast operations into a smaller facility and downsizing the operation to meet revenue targets; reduced losses in the radio product line of the West Coast by transitioning programs, production and management responsibilities to the East Coast; growing the ground telemetry product line revenue; selling the non-profitable South American product line; and doubling sales in the rugged product line and turning the line towards profitability. Second, operating expenses were decreased through implementing controls to monitor R&D expenses; establishing a bid and proposal policy to lower cost and increase the probability of a win; and developed a risk management policy and reduced insurance premiums.

   Improvement in the culture in the Company and upgrading the skills in the organization was accomplished through the hiring of new presidents for the Raytor, Telecom and Displays divisions; creating a new sales and marketing operations for the Displays Division, including the hiring a Vice President of Sales for that Division; establishing the Chief Operating Officer position to improve client focus and business results; replaced four controllers with two senior financial people and implemented a financial forecast model; and upgraded direct marketing personnel to change the culture from being engineering driven to marketing driven for the Company's rugged, displays and telemetry businesses.

   To position the Company for revenue growth and sustained profitability going forward, the senior management team accomplished this by the sale of two properties; negotiated a new bank relationship to secure a new facility for letters of credit; established a bank facility with AT&T capital; lowered accounts payable; booked major projects for the Company's rugged business; restructured the Turkish subsidiary into a diversified communications company; created a new OEM model product line for the Company's display business; implemented a plan to OEM commercial radios; and strengthened the Board of Directors by adding two new members.

   The Committee received the recommendations of the CEO for 1997 bonus awards, compensation adjustments and stock option grants for the senior management team and received the comments of the non-Committee Board members. The recommendations of the Committee, which were approved by the Board of Directors on February 6, 1998, are as follows:

   For Mr. Bard, a named Executive Officer, a base salary increase, effective February 9, 1998; a bonus award of 110% of Mr.Bard's 80% bonus opportunity for 1997; an additional stock option to Mr. Bard to purchase up to 15,000 shares of the Company's Common Stock, vesting in four cumulative annual installment, priced at the fair market value price of the shares on the date the option is granted; the forgiveness of an additional 25% of the loan approved for Mr. Bard to pay his taxes on the 20,000 shares granted to him as part of his initial employment contract; and an extension of his current employment contract by two years, now to expire May 6, 2003. In addition, Mr. Bard's years of service with the Company prior to May 6, 1996, have been bridged.

   For two other named Executive Officers, Mr. Vanderslice and Mr. Henderson, an increase in the base compensation, effective February 9, 1998; a bonus award for 1997 of 110% for Mr. Vanderslice of his 70% bonus opportunity and for Mr. Henderson of his 50% bonus opportunity; that Mr. Henderson's bonus opportunity for 1998 be increased from 50% to 60% of his base compensation; and they each be granted an additional stock option to purchase up to 15,000 shares of the Company's Common Stock, vesting in four cumulative annual installment, priced at the fair market value of the shares on the date the option was granted.

   In addition, the Board of Directors approved, subject to stockholder approval of the Director Retirement Plan at the Annual Meeting, the grant of 1,100 Retirement Shares each to the non-employees Directors of the company under the Company's Director Retirement Plan (see Proposal No. 6, page 21).

   The foregoing report has been furnished by Messrs. Bard, Brind, Gokcen and Train.

    EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
ARRANGEMENTS

I. GARY BARD

   On July 25, 1996, the Board of Directors approved the recommendations of the Executive Compensation Committee regarding an Employment Agreement between the Company and Mr. Bard, effective as of May 6, 1996, employing Mr. Bard as Chairman of the Board and Chief Executive Officer of the Company. The term of the agreement is for five years and, unless notice of termination is given by either party within six months prior to its termination date, is automatically extended for an additional one-year term. The Company has the right to terminate the agreement during its term but only for "Cause" (as defined in the Agreement), and Mr. Bard may terminate his employment during its term for "Good Reason" (e.g., a change of his position as Chairman and CEO without his consent) or in the event of a "Change in Control" (e.g., merger, consolidation, reorganization, sale, lease, exchange or other disposition of the Company assets or capital stock of more than 50%, other than to or with EA Industries, Inc.).

   The Company agreed to (i) pay an annual base salary of $290,000; (ii) review the base salary at end of each fiscal year and increase it as the Board may determine; (iii) pay a bonus of 20,000 shares of the Company's Common Stock in consideration of Mr. Bard's execution of the Agreement; (iv) loan Mr. Bard an amount sufficient to pay all income taxes payable by him in respect to issuance of the 20,000 bonus shares by the Company, with interest at the lesser of 10% or prime, repayable in five years, secured by a pledge of the 20,000 shares; (v) grant him a stock option to purchase up to 150,000 shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Stock on the date the option was granted by the Board; (vi) permit him to participate in a bonus plan to be established by the Company and, pending adoption of such a bonus plan, pay him a bonus of up to 80% of his base salary upon satisfaction of Board-approved objectives; (vii) permit him to participate in the Company's insurance, health, stock option and other employee benefit plans; and (viii) provide Mr. Bard with an automobile or a monthly car allowance at the Company's option.

   In the event the agreement is terminated by the Company, other than for "Cause" or Mr. Bard terminates the agreement within one year after an event that would constitute "Good Reason" or a "Change in Control", the Company is obligated to pay (i) the pro-rata portion of any bonus due and (ii) the then base salary for the shorter of three years or until the initial term of the agreement expires. All obligations of the Company terminate upon the death of Mr. Bard except for the payment of any accrued and unpaid compensation at time of death. In the event of his total disability, as determined under the agreement, the Company's obligations under the agreement terminate upon the payment to Mr. Bard of one-half of his then annual base salary.

   On February 6, 1998, the Board of Directors approved the recommendation of the Executive Compensation Committee and extended Mr. Bard's contract for an additional two years.

JAMES R. HENDERSON

   On July 25, 1996, the Board of Directors approved the Employment Agreement between the Company and Mr. Henderson, effective as of July 8, 1996, employing Mr. Henderson as Vice President and Chief Financial Officer of the Company. The agreement provides (i) a term of two years; (ii) an annual base salary of $135,000; (iii) review of base salary at the end of each fiscal year; (iv) a grant of an option to purchase Company Common Stock, the amount and terms as determined by the Board of Directors; (v) participation is an incentive bonus plan to be established by the Company, with the opportunity to earn up to 50% of his base salary, with a guarantee of at least $30,000 in the first year; (vi) reimbursement of relocation expenses, including closing costs on the sale of his out-of-state home and the purchase of a similar home in Pennsylvania, mortgage placement points, real estate transfer taxes and moving expenses; and (vii) permit him to participate in the Company's insurance, health, stock option, and other employee benefit plans. In the event the agreement is terminated by the Company prior to the expiration of two years as a result of any merger, acquisition diversification, reorganization or similar circumstances, the Company is obligated to pay the then base salary until the initial term of the agreement expires.


H. BARRY MASER

   On October 25, 1996, the Board of Directors approved the Employment Agreement between the Company and Mr. Maser, effective November 4, 1996, employing Mr. Maser as Vice President of Business Development of the Company. The agreement provides (i) a term of two years; (ii) an annual base salary of $175,000; (iii) a grant of an option to purchase up to 50,000 shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company Stock on the date the option is granted; (iv) participation in an incentive bonus plan with the opportunity to earn up to 70% of his base salary, with a guarantee of at least $75,000 in the first year; (v) pay a bonus of 10,000 shares of the Company's Common Stock, vesting on a pro-rata basis over a four-year period, in consideration of Mr. Maser's execution of the agreement; (vi) a monthly car allowance; and (vii) permit him to participate in the Company's insurance, health, stock option, and other employee benefit plans. In the event the agreement is terminated by the Company prior to the expiration of two years as a result of any merger, acquisition, diversification, reorganization, or any other similar circumstances, the Company is obligated to pay the then base salary until the initial term of the Agreement expires or 12 months from the date of termination, whichever is longer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Directors Bard and Vanderslice, members of the Board of Directors voting on the compensation recommendations of the Executive Compensation Committee for other executive officers of the Company were, during the fiscal year, officers and employees of the Company.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

  Set forth below is a line graph comparing the five-year cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S&P 500 Stock Index and the S&P High Technology Composite Index. The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for the period assumes that $100 was invested on December 31, 1992 in each of the Company, the S&P 500 Stock Index and the S&P High Technology Composite Index.


              Comparison of Five-Year Cumulative Total Return
    Aydin Common, S&P 500 Stock & S&P High Technology Composite
                            Indices

Measurement Period     Aydin Corp.   S&P 500 Index    S&P Hi-Tech
(Fiscal Year                                          Composite
Covered)                                              Index
Measurement Pt 12/31/92  $100.00       $100.00        $100.00

FYE 12/31/93             $ 75.00       $110.00        $123.00
FYE 12/31/94             $ 77.00       $111.00        $143.00
FYE 12/31/95             $ 95.00       $153.00        $207.00
FYE 12/31/96             $ 59.00       $189.00        $293.00
FYE 12/31/97             $ 74.00       $251.00        $375.00

* Assumes $100 invested in Aydin Common Stock and each index on December 31, 1992, and that all dividends were reinvested


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock during 1997 other than EA Industries, Inc., who disposed of their holdings by June 25, 1997.

   Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5 reports were required, the Company believes that all filing requirements applicable to its officers, directors and EA Industries, Inc. were complied with during 1997, except for former Director Irwin L. Gross, who has not furnished the Company a copy of his Form 5 or a statement that no such filing was required, and EA Industries, Inc., who has not filed a Form 4 for the months of May and June 1997 to report the sale of 596,927 shared of the Company's equity securities.

PROPOSAL 3.  APPROVAL OF AN AMENDMENT TO THE
           RESTATED CERTIFICATE OF INCORPORATION

   The Company seeks the approval of its Stockholders to amend Article Fourth of its Restated Certificate of Incorporation (the Certificate ) to increase its authorized shares of Common Stock, $1.00 par value, from 7,500,00 shares to 20,000,000 shares. The Company is now authorized to issue 7,500,000 shares of Common Stock, of which 5,216,300 were outstanding as of March 3, 1998, and 1,906,276 shares have been reserved for issuance upon the exercise of outstanding stock options, Warrants and the Stock Bonus Plan, leaving 377,424 shares authorized and unissued.

   On March 16, 1998, the Company announced that it had entered into a letter of intent with Veridian Corporation and its subsidiary, Veda Systems Incorporated, to acquire the telemetry business of Veda Systems. While the purchase price was not disclosed and the transaction is subject to a number of conditions, including execution of a definitive purchase agreement, satisfactory due diligence review, and receipt of any governmental, regulatory and third party consents, the Company did state that the purchase price would be payable through a combination of assumption of liabilities, cash and Company stock. An increase of the shares of Common Stock authorized for issuance by the Company will be necessary to complete the anticipated purchase of Veda Systems telemetry business by the Company and will be beneficial to meet future contingencies and needs of the Company. There is no assurance, however, that a definitive agreement will be reached or that the proposed transaction will be consummated.

   Authorized but unissued Common Stock will be subject to issuance at such times and for such considerations and under such circumstances as the Company's Board of Directors shall determine without further action by the Stockholders. Holders of Common
Stock have no preemptive rights.

   At a meeting of the Board of Directors held February 6, 1998, resolutions were duly adopted setting forth the proposed amendment to the Certificate, declaring said amendment to be advisable and calling for the proposed amendment to be submitted for consideration at the Annual Meeting of the stockholders. The amendment would replace the words "Seven Million Five Hundred Thousand (7,500,000)" with the words "Twenty Million (20,000,000)" in the first sentence of Article Fourth of the Restated Certificate of Incorporation. If Proposal 4 below is adopted, the amended and restated Article Fourth will also include the provisions authorizing the new Series Preferred Stock, as more fully discussed below in Proposal 4. If Proposal 4 is not adopted, and Proposal 3 is adopted, then Article Fourth will be amended solely to reflect the increase in authorized Common Stock shares from 7,500,000 shares to 20,000,000 shares.

   The Board of Directors believes that the amendment described above is in the best interests of the Company and recommends approval thereof. Approval of Proposal 3 will require the affirmative vote by the holders of a majority of the shares of the Company's Common Stock outstanding as of the record date of the Annual Meeting. Abstentions will be deemed a vote cast on such proposal and therefore will be treated the same as a negative vote. Broker non-votes will also be deemed a vote against the proposal.

   The Board of Directors recommends a vote FOR this proposal.

         PROPOSAL 4: PROPOSAL TO AMEND THE COMPANY'S RESTATED
         CERTIFICATE OF INCORPORATION TO AMEND ARTICLE FOURTH
        TO AUTHORIZE 2,000,000 SHARES OF SERIES PREFERRED STOCK

   The Board of Directors has adopted a resolution approving an amendment to Article Fourth of the Certificate to authorize 2,000,000 shares of Series Preferred Stock (the "Preferred Stock"). The Company's Board of Directors will be authorized to issue the Preferred Stock in one or more series. As to each series of the Preferred Stock, the Board of Directors will have the power to fix the designations, powers, preferences, dividend rights, dividend rate, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof, rights upon liquidation or distribution of assets of the Company, conversion or exchange rights, redemption provisions, sinking fund provisions, and the number of shares constituting the series, all without further approval of the stockholders, except as may be required by law or applicable stock exchange rules. The rights of the Company's Common Stock will be subject to any dividend and liquidation preferences and other rights of the Preferred Stock as fixed by the Board of Directors.

   The Board of Directors considers the increasing complexity of modern business finance as requiring greater flexibility in the Company's capital structure than now exists. In the Board of Directors' opinion, the authorization of the Preferred Stock will assist the Company in meeting these requirements. Authorization of the Preferred Stock will allow the issuance, at various times, of shares specifically adapted to a wide variety of situations, thus enabling the Company to operate more effectively in negotiating acquisitions or financings, and enhancing the Company's ability to effectuate other corporate programs.

   One of the primary purposes of authorizing the Board of Directors to designate and issue shares of Preferred Stock is to eliminate delays associated with a stockholder vote on specific issuances. The Board of Directors may, however, subject to their duties to existing stockholders, issue Preferred Stock with voting and conversion rights which could adversely affect the voting power of the holders of Common Stock, and which could, among other things, have the effect of delaying, deferring or preventing a change of control of the Company. This could include the future adoption of a stockholder rights plan or similar plan. The Board of Directors is required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the stockholders of the Company; however, the Board of Directors could issue shares of Preferred Stock or rights to purchase Preferred Stock that could, depending on the terms of such series, make more difficult an attempt to obtain control of the Company by merger, tender offer, proxy contest or other means. While the proposed amendment authorizing the Preferred Stock is not designed to prevent a change in control of the Company, under certain circumstances, the Company could use the Series Preferred Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby to protect the continuity of the Company's management. Also, the issuance of Preferred Stock at below market rates would dilute the value of the outstanding securities of the Company, and the issuance of Preferred Stock with dividend and liquidation preferences could diminish the amount that would otherwise be available for these purposes to holders of Common Stock.

   While the Company may consider effecting an equity offering of Preferred Stock or otherwise issuing such stock or rights to purchase such stock in the future for purposes of raising additional capital or for acquisitions, the Company has no agreements or understandings as of the date hereof with any third party to effect any such offering or acquisitions, or to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering will in fact be effected or that an acquisition pursuant to which such shares may be issued will be proposed and consummated.
Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated with respect to any or all of the securities authorized.

Vote Required

   The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding as of the record date of the meeting will be required to approve the proposed amendment to the Company's Restated Certificate of Incorporation to authorize the Series Preferred Stock. Thus, stockholders who do not vote or who vote to abstain will in effect be voting against the proposal. Broker non-votes will in effect be deemed a vote against the proposal.

   The Board of Directors believes that approval of Proposal 4 is in the best interests of the Company and its stockholders.

   The Board of Directors recommends a vote FOR this proposal.

                       PROPOSALS 5 AND 6 SUMMARY

   There will be presented to the meeting two additional proposals to be voted upon separately: (i) Proposal 5--to amend the 1996 Equity Incentive Plan (the "1996 Plan") to increase the number of shares of Common Stock by 500,000 shares reserved for the granting of stock options to employees and non-employee directors of the Company; and (ii) Proposal 6--to approve the new Director Retirement Plan (the "Director Retirement Plan") for which 50,000 shares of Common Stock have been reserved for the award of stock to non-employee Directors of the Company, as more fully described below.

   The following table sets forth information on the stock options granted and outstanding as of this date under the 1994 Plan, the 1996 Plan, all other Plans, the shares issued under the Stock Bonus Plan and the Director Retirement Plan (assuming for purposes of this presentation, the allocation of shares to the Directors retirement account) to (i) Named Executive Officers;
(ii) all current executive offices as a group ("Executive Group"); (iii) all current Directors who are not executive officers as a group ("Non-Executive Directors Group"); and (iv) all employees, including all current offices who are not executive officers ("Non-Executive Officer Employee Group").

                           NEW PLAN BENEFITS

                             1994         1996
                             Incentive    Equity
                             Stock Option Incentive    All Other    Stock  Director
                             Plan Shares  Plan Shares  Plan Shares  Bonus  Retirement
                             Granted and  Granted and  Granted and  Plan   Plan
Name and Position              Outstanding  Outstanding   Outstanding Shares Shares
I. Gary Bard                      -         190,000       10,000      36,730   -
 Chairman of the Board
 and Chief Executive
 Officer

John F. Vanderslice               -          80,000       10,000       5,000   -
 President and Chief
 Operating Officer

James R. Henderson              16,500       43,500          -           -     -
 Vice President, Treasurer
 and Chief Financial Officer

H. Barry Maser                    -          50,000          -         1,000   -
 Vice President of
 Business Development

Demirhan Hakimoglu               2,250         -             -           -     -
 Vice President and former
 Chief Executive Officer,
 Aydin-Yazilim, S.A.

Executive Group                 20,250      363,500       20,000      42,730   -

Non-Executive Director Group      -           4,300        2,000         -    4,400

Non-Executive Officer           97,638      114,000        3,950         -     -
 Employee Group

Vote Required

   Approval of Proposals 5 and 6 will require the affirmative vote with respect to each such proposal by the holders of a majority of the shares of the Company's Common Stock present or represented by proxy and entitled to vote at the Annual Meeting and is a prerequisite to continuing the listing or to list the shares issuable under the plans referenced in such proposals on the New York Stock Exchange. Abstentions will be deemed a vote cast on such proposal and therefore will be treated the same as a negative vote. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote and will have no effect on the vote.


             PROPOSAL 5.  APPROVAL OF AN AMENDMENT TO
                   THE 1996 EQUITY INCENTIVE PLAN

Background

The Board of Directors unanimously adopted the 1996 Plan on July 25, 1996 and amended the Plan on December 16, 1996, which provides for the grant to directors, officers and key employees of the Company of both "incentive" and "non-qualified" stock options to purchase a maximum of 500,000 shares of the Company's Common Stock, $1.00 par value, at per share exercise prices not less than the fair market value of the stock on the date the option is granted. As of February 5, 1998 the Board amended the Plan, subject to stockholder approval, increasing the maximum number of shares to purchased under the Plan from 500,000 to 1,000,000 shares, also subject to approval of the increase in the Company's authorized shares of Common Stock from 7,500,000 shares to 20,000,000 shares under Proposal 3 above. The 1996 Plan, as amended, provides that options granted under the Plan shall be exercisable for ten years from the date of grant. As of this date, options totaling 499,300 shares had been granted to 16 employees and 700 shares remain available for grant. On March 18, 1998, the closing price of the Company's Common Stock on the New York Stock Exchange was $11.25. No option is exercisable prior to one year nor after ten years from the date on which the option is granted (the "Option Period"). Pursuant to the 1996 Plan, unless the Option Agreement provides otherwise, 25% of each option is exercisable one year from the date of grant, and an additional 25% becomes exercisable each year during the three-year period thereafter during the Option Period on a cumulative basis.

The 1996 Plan

If the employment of any optionee is terminated, options are exercisable only to the following extent: (i) if the employment is terminated for cause or if the optionee voluntarily quits, the optionee shall have the right at anytime within 30 days thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (ii) if the employment is terminated otherwise than for cause, disability, death, or voluntary resignation, the optionee shall have the right at any time within three months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (iii) if the employment is terminated by death of the optionee (while employed), or within the three-month period referred to in subsection (ii) above or within the twelve-month period referred to in subsection (iv) below, the person or persons to whom the optionee's rights under the option shall have passed by will or by the applicable laws of descent and distribution shall have the right at any time within three months after the optionee's death, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of death; (iv) if the employment is terminated by the disability of the optionee, the optionee shall have the right at any time within twelve months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of termination of employment.

The optionee may pay for the purchase of the shares under an option granted pursuant to the 1996 Plan by cash, or by delivering already owned Company Stock, or by a combination of cash and Company Stock. The optionee may not use already owned Company Stock to purchase shares under an option granted pursuant to the 1996 Plan if such Company Stock was acquired by the optionee pursuant to the exercise of any "Incentive Stock Option" and the Company Stock so acquired has not been held by the optionee for two years from the date the option was granted and one year from the date of receipt of the Company Stock upon exercise of the option.

If shares are purchased under an "incentive" option granted pursuant to the 1996 Plan, and no disposition of the shares is made by the optionee within two years from the date the option was granted or within one year after receipt of the shares upon exercise of the option, there is no income recognized by the optionee or deduction by the Company in the year in which the option is granted or exercised. If the optionee disposes of shares within two years of the date an option was granted or within one year of receipt of the shares pursuant to the 1996 Plan, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of the exercise over the option price. The excess, if any, of the amount realized upon disposition of such shares over the fair market value of the shares on the date of exercise will be long or short-term capital gain, depending upon the holding period of the shares, provided that the optionee holds the shares as a capital asset at the time of disposition. If such disposition of the shares by the optionee within two years of the date of grant of the option is a sale or exchange with respect to which a loss (if sustained) would be recognized by the optionee, then the amount which is includable in the gross income of the optionee, and the amount which the Company would be entitled to as a deduction, shall not exceed the excess (if any) of the amount realized on the sale or exchange over the adjusted basis of such shares. If the above mentioned holding periods are met and the optionee later sells the shares, assuming they constitute a capital asset in his or her hands, any amount by which the sale proceeds exceed the option price on the date of exercise will constitute capital gain, and any amount by which the sale proceeds are less than the option price on the date of exercise will constitute capital loss. The shares must be held for one year to be eligible for long-term capital gain treatment.

   If shares are purchased under a "nonqualified option" granted pursuant to the 1996 Plan, the optionee, will realize income at the time he exercises the nonqualified option in a total amount equal to the sum of (i) in the case of an option with respect to which the employee uses cash to pay the option price, the amount by which the fair market value of the shares acquired pursuant to the exercise of the option at the time of exercise exceeds the exercise price paid for such shares; and
(ii) in the case of an option with respect to which an employee uses shares of Common Stock of the Company which he owns to pay the exercise price, the total fair market value, at the time of issuance, of the number of shares issued in excess of the number of shares surrendered upon such exercise. If an optionee uses shares of Common Stock of the Company which he owns to pay, in whole or in part, the exercise price for the nonqualified option shares under the 1996 Plan, (i) the individual's holding period for the newly issued shares of Common Stock equal in value and number to the old shares (the "exchanged" shares) which were surrendered upon the exercise shall include the period during which the old shares were held; (ii) the employee's basis in such exchanged shares will be the same as his basis in the old shares surrendered; and (iii) no gain or loss will be recognized by the employee on the exchange of the old shares surrendered for the exchanged shares. The employee's basis in the shares received over and above the exchanged shares will be equal to their fair market value at the time of exercise.

    The Company will be entitled to a tax deduction in connection with an option under the 1996 Plan in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income, subject to limitations of
Section 162(m) of the Code with respect to any covered executive officer whose total compensation in any year exceeds $1 million.

The Board of Directors is authorized to interpret the 1996
Plan, to define the terms used therein, to prescribe, amend and rescind rules and regulations for the administration thereof, and to take such other action in the administration of the 1996 Plan as it shall deem proper, provided such interpretation as it relates to "incentive shares" shall be in accordance with Section 422 of the Internal Revenue Code and that the incentive options granted under the 1996 Plan constitute "Incentive Stock Options" within the meaning of that section. No director is permitted to participate in any determination or action in which such director may have a personal interest. At the date the 1996 Plan was last amended, approximately 150 employees and directors were eligible to participate.

 If the amendment to the 1996 Plan is not approved by the stockholders, options granted to purchase shares in excess of 500,000 under the Plan will be cancelled.

The Board of Directors recommends a vote FOR this proposal.

                         PROPOSAL 6.  APPROVAL OF
                       THE DIRECTOR RETIREMENT PLAN

    The Board of Directors of the Company believes that the long-term growth of the Company can be promoted by offering long-term incentives to the Company's directors and by attracting and retaining highly qualified and capable directors. The Aydin Corporation Director Retirement Plan is designed to achieve this goal. The Director Retirement Plan was approved by the Board on March 19, 1998, subject to stockholder approval at the Annual Meeting. If Proposal 6 is not approved at the Annual Meeting, the Director Retirement Plan will be null and void, and all awards previously granted by the Board of Directors under the Director Retirement Plan will be cancelled. A description of the material terms of the Director Retirement Plan follows.

    The Director Retirement Plan awards certain deferred compensation to any Director who is not an officer or employee of the Company. The Board of Directors has reserved 50,000 shares of Common Stock for issuance under the Director Retirement Plan. Under the Director Retirement Plan, the Company will establish a retirement share account for each eligible Director, which is credited annually with that number of shares of Common Stock of the Company as determined by the Company's Board of Directors (the "Retirement Shares"). The award is not in the form of actual shares of Common Stock at the time the Retirement Shares are credited to the Director's account. The number of Retirement Shares in each retirement account is subject to adjustment for dilution and otherwise as set for in the Director Retirement Plan.

    Awards made under the Directors Retirement Plan are distributed solely in cash equal to the fair market value, as such term is defined under the Directors Retirement Plan, of the shares of Common Stock represented by the Retirement Shares, or solely in shares of Common Stock, or a combination of cash and shares of Common Stock, as shall be determined by the Board of Directors in its sole discretion, upon the first to occur of: (i) the eligible Director's resignation from the Board; (ii) the eligible Director's failure to be elected or re-elected to the Board; (iii) the retirement of the eligible Director from the Board or (iv) death or permanent disability of the eligible Director; provided, however, that, in the case of resignation or retirement, the Director must have served on the Board of Directors for at least three full years in order to receive a distribution under the Director Retirement Plan. As of March 1, 1998, in accordance with the Director Retirement Plan, the retirement accounts of Messrs. Brind, Gokcen, Mozenter and Train were each credited with 1,100 Retirement Shares of Common Stock.

    The Board of Directors is authorized to interpret the Director Retirement Plan, to define the terms used therein, to prescribe, amend and rescind rules and regulations for the administration thereof, and to take such other action in the administration of the Director Retirement Plan as it shall deem proper.

    The Board of Directors recommends a vote FOR the approval of the Director Retirement Plan.

                     INDEPENDENT AUDITORS

In October 1997, the Audit Committee of the Board of Directors engaged the services of Grant Thornton LLP as the Company's independent auditors through March 31, 1998. A representative of Grant Thornton LLP will attend the Annual Meeting and will be given an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

          THE SUBMISSION OF STOCKHOLDER PROPOSALS
       FOR CONSIDERATION AT THE 1999 ANNUAL MEETING


Any stockholder who desires to submit a proposal for consideration at the 1999 Annual Meeting and who desires that the proposal be included in the Proxy Statement issued by the Board of Directors in connection with such Annual Meeting may request that inclusion by submitting such proposal in writing to the Secretary of the Company on or before December 3, 1998, in accordance with Rule 14a-8 of the Securities and Exchange Commission.


                        OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration, other than the matters described in the Notice of Annual Meeting. However, if other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                        By Order of the Board of Directors,



                        I. GARY BARD
                        Chairman

April 2, 1998

                      EXHIBIT A

Article Fourth of the Company's Restated Certificate of
Incorporation is proposed to be amended in its entirety as follows:

FOURTH.     (a)     The total number of shares which the
corporation shall have authority to issue is Twenty Million (20,000,000) shares of Common Stock, par value $1.00 per share (the "Common Stock"), and Two Million (2,000,000) shares of Series Preferred Stock, par value $.01 per share (the "Preferred Stock"). These shares shall have no preemptive rights of subscription concerning further issuance or authorization of the corporation's shares.

(b) The Preferred Stock may be issued from time to time by the Board of Directors as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or may differ from those of any other series. The Board of Directors of the Corporation is hereby expressly granted authority, subject to the provisions of this Article Fourth, to issue from time to time Preferred Stock in one or more series and to fix from time to time before issuance thereof, by filing a certificate pursuant to the General Corporation Law, the number of shares in each such series and all designations, relative rights (including the right, to the extent permitted by law, to convert into shares of any class or into shares of any series of any class), preferences and limitations of the shares in each such series, including, but without limiting the generality of the foregoing, the following:

    (i) The number of shares to constitute such series
(which number may at any time, or from time to time, be increased or decreased by the Board of Directors, notwithstanding that shares of the series may be outstanding at the time of such increase or decrease, unless the Board of Directors shall have otherwise provided in creating such series) and the distinctive designation thereof;

    (ii) The dividend rate, if any, on the shares of such series, whether or not dividends on the shares of such series shall be cumulative and the date or dates, if any, from which dividends thereon shall be cumulative;

    (iii) Whether or not the shares of such series shall be redeemable, and, if redeemable, the date or dates upon or after which they shall be redeemable and the amount or amounts per share (which shall be, in the case of each share, not less than its preference upon involuntary liquidation, plus an amount equal to all dividends thereon accrued and unpaid, whether or not earned or declared) payable thereon in the case of the redemption thereof, which amount may vary at different redemption dates or otherwise as permitted by law;

    (iv) The right, if any, of holders of shares of such series to convert the same into, or exchange the same for, Common Stock or other stock as permitted by law, and the terms and conditions of such conversion or exchange, as well as provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

    (v) The rights and preferences, if any, of the holders of Preferred Stock, and each series thereof, upon voluntary and involuntary liquidation, dissolution or winding up of the Corporation;

    (vi) Whether the holders of shares of such series shall have voting power, full or limited, in addition to the voting powers provided by law, and, in case additional voting powers are accorded, to fix the extent thereof; and

    (vii) Generally to fix the other rights and privileges and any qualifications, limitations or restrictions of such rights and privileges of such series, provided, however, that no such rights, privileges, qualifications, limitations or restrictions shall be in conflict with the Restated Certificate of Incorporation of the Corporation or with the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of which there are shares then outstanding.

APPENDIX No. 1  (Form of Proxy Card)

Aydin Corporation       AYDIN CORPORATION
700 Dresher Road            PROXY FOR
Horsham, PA 19044   ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MAY 1, 1998

        This Proxy is Solicited on Behalf of the Board of Directors


  The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated April 2, 1998, hereby constitutes and appoints I. Gary Bard and Robert A. Clancy, and each of them acting individually, as the undersigned's proxies, each with the power to appoint his substitute and authorizes them to represent the undersigned and to vote all the shares of common stock of AYDIN CORPORATION held on record by the undersigned on March 3, 1998, at the Annual Meeting of Stockholders to be held on May 1, 1998 or any adjournment or postponement thereof, on the matters set forth on the reverse side hereof.


  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS, FOR PROPOSALS 1, 3, 4, 5 AND 6 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      (Continued and to be signed on the reverse side)

                              (Side 1)

                          (Form of Proxy - Side 2)

1. To approve Amending the Company's By-laws.
    FOR         AGAINST        ABSTAIN
    [ ]           [ ]            [ ]

To Vote for all nominees check this box
    FOR       [ ]

To Withhold authority to vote for all nominees check this box
    WITHHOLD  [ ]


2. Board of Directors recommends and will vote FOR the election of the following as Directors unless otherwise directed (with designation as to Class if Proposal 1 is approved):

I.G. Bard (Class C), I. Brind (Class C), N.A. Gokcen (Class A),
G. Mozenter (Class B), H.D. Train, II (Class A)  and
J. F. Vanderslice (Class B).

To withhold authority to vote for any individual nominee while voting for the remainder, write this nominee's name in the space below:

_________________________________________________

3. To approve Amending the Restated Certificate of Incorporation to increase authorized shares of Common Stock.
    FOR         AGAINST        ABSTAIN
    [ ]           [ ]            [ ]

4. To approve the Amendment to Article Fourth of the Restated
 Certificate of Incorporation to authorize the new class of
 Series Preferred Stock.
    FOR         AGAINST        ABSTAIN
    [ ]           [ ]            [ ]

5. To approve an amendment to the 1996 Equity Incentive Plan.
    FOR         AGAINST        ABSTAIN
    [ ]           [ ]            [ ]

6. To approve the Director Retirement Plan.
    FOR         AGAINST        ABSTAIN
    [ ]           [ ]            [ ]

7. Subject to the limitation described in the Proxy Statement relating to the Annual Meeting of Stockholders, in their discretion, the proxies or their substitutes are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof. The Board of Directors is not presently aware of any such other matters.

               PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

Dated:  _________________________________________, 1998

Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by the president or other authorized officer. If a partnership, please sign partnership name by an authorized person.


               _____________________________________________
                                 Signature

            __________________________________________________
                         Signature if held jointly

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING
THE ENCLOSED ENVELOPE

                                 (side 2)

APPENDIX No. 2  (Proposal No. 5)


                   THE 1996 EQUITY INCENTIVE PLAN
                                 OF
                         AYDIN CORPORATION

                          1,000,000 Shares
                  (Last Amended February 5, 1998)

   1. Purpose. The purpose of the Aydin Corporation 1996 Equity Incentive Plan (the "Plan") is to further the growth, development and financial success of Aydin Corporation and its subsidiaries by providing additional incentives to those officers and key employees who are responsible for the management of the business affairs of the Company, or its subsidiaries, which will enable them to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating management employees of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby management employees may receive stock options ("Options") to purchase the Company's Common Stock.

   2. Definitions. As used in this plan, "Corporation" or the "Company" means Aydin Corporation; "Board of Directors" means the Board of Directors of Aydin Corporation; "employee" includes directors, officers and other key employees of the Corporation and its subsidiaries; "Stock Option Committee" (the "Committee") means the Board of Directors; "Common Stock" means the Corporation's Common Stock of the par value of $1.00 per share; "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   3. Administration. The Plan shall be administered by the Committee who shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Options shall be granted and the type, amount, size and terms of each such grant; to determine the time when Options shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

   4. Stock Subject to the Plan. Subject to Section 17 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 1,000,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or are terminated unexercised as to such shares shall again be available under the Plan.

   5. Eligibility To Receive Options. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company, or any subsidiary of the Company (as defined in Section 425 of the Code), who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company, or any subsidiary of the Company. Directors of the Company who are not also officers or employees of the Company, or any subsidiary of the Company shall be eligible to participate in the Plan, provided that such persons shall not be eligible to receive grants of Incentive Stock Options, as such term is defined in Section 6 hereof.

   6. Types of Options. Grants may be made at any time and from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

   7. Option Agreements. Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

       (a) Type of Option. Each option agreement shall identify the Options represented thereby either as Incentive
Stock Options or Nonqualified Stock Options, as the case may be.

       (b) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 7(d)(ii) off the Plan, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee. For this purpose, fair market value on any date shall be the mean between the highest and the lowest quoted selling prices of the stock on an exchange, or if the stock is not traded that day, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code.

       (c) Exercise Term. No option may be exercised after ten years from the date of its grant. Unless the option
Agreement provides otherwise, any time after one year from the date of grant the employee may exercise his option in accordance with the following schedule:

After:                  The optionee may purchase:

One year from date of grant..................25% of the total.
Two years from date of grant...An additional 25% of the total. Three years from date of grant.An additional 25% of the total. Four years from date of grant..An additional 25% of the total.

The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

       (d) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such Option as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of Section 422 of the Code or any substitute therefor:

          (i) The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

           (ii)    No Incentive Stock Options shall be
granted to any employee if at the time the Option is granted to the individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

           (iii)   No Incentive Stock Options shall be
exercisable more than 30 days (or three months, in the case where the employee is placed on layoff, or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 22(e)(3) of the Code or any substitute therefor) after termination of employment.

       (e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company, or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company, or a subsidiary of the Company, or the acquisition by the Company, or a subsidiary of the Company of the assets of the employing corporation, or the acquisition by the Company, or a subsidiary of the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 7 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

   8. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

   9. Exercise and Payment for Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased, except that no Option may be exercised in whole or in part during the first twelve months after such Option is granted. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value, or a combination thereof. The fair market value of Stock so delivered shall be the mean of the high and the low prices on the principal exchange upon which the Stock is traded on the trading day immediately preceding the date of exercise.

   10. Rights upon Termination of Employment. In the event that an optionee ceases to be an employee of the Company, or any subsidiary of the Company for any reason other than lay-off, death, or disability (within the meaning of Section 22(e)(3) of the Code or any substitute therefore), the optionee shall have the right to exercise the Option during its term within a period of 30 days (three months in the event of a lay-off) after such termination to the extent that the Option was exercisable at the time of termination. In the event that an optionee dies or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death or disability to the extent that the Option was exercisable at the time of termination unless, by its terms, it expires sooner.

   11. General Restrictions. Each Option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

   12. Rights of a Stockholder. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until certificates for shares of Common Stock are issued and delivered to him.

   13. Right to Terminate Employment. Nothing contained in the Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such optionee.

   14. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee at the mean of the high and the low prices the Common Stock traded on the trading day immediately preceding the date exercised.

   15. Non-Assignability. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

   16. Non-Uniform Determinations. The Committee's determination under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

   17. Adjustments.

       (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

       (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to (i) causing an Option to be assumed or an equivalent option to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declare that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise his Option prior to such date.

   18. Amendment. The Committee may terminate or amend the Plan at any time. The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an Option previously granted.

   19. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirement of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

   20. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

   21. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the date the Plan is adopted by the Company's Board of Directors.

   22. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company, or any subsidiary of the Company or that the optionee has disclosed confidential information of the Company or any subsidiary of the Company, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 22 shall be final. No decision of the Committee however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

   23. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interests whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

   24. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further action on their part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by them in connection with or arising out of, any action, suit or proceeding in which they may be involved by reason of they being or having been a member of the Committee or the Board of Directors, whether or not they continue to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board of Directors (i) in respect of matters as to which they shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of their duty as such member of the Committee or the Board of Directors: or (ii) in respect of any matter in which any settlement is affected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board of Directors unless, within 60 days after institution of any such action, suit or proceeding, they shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board of Directors and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

   25. Miscellaneous Provisions.

       (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

       (b) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

       (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options granted under the Plan, it is the intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

       (d) Effects of Acceptance of Option. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board of Directors, the Committee or its delegates.

       (e) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

   26. Stockholder Approval. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a meeting duly held.

APPENDIX No. 3  (Proposal No. 6)

                            AYDIN CORPORATION
                         DIRECTOR RETIREMENT PLAN

  1. Purpose. The purpose of the Aydin Corporation Director Retirement Plan (the "Plan") is to promote the long-term growth of Aydin Corporation (the "Company") by offering long-term incentives to Directors in the Company and to attract and retain highly qualified and capable Directors.

  2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

    2.1 "Award" means an award granted to a Director under the Plan in the form of Retirement Shares.

    2.2  "Board" means the Board of Directors of the Company.

    2.3  "Director" means a director of the Company.

    2.4 "Fair Market Value" means, with respect to any date, the mean between the highest and lowest sale prices per Share on the New York Stock Exchange on such date, provided that is there shall be no sale of Shares reported on such date, the Fair Market Value of a Share on such date shall be deemed to be equal to the average between the highest and lowest sale prices per Share on the New York Stock Exchange for the last preceding date on which sales of Shares were reported.

    2.5 "Retirement Shares" means any Shares credited to a Directors book account in accordance with Article 6 of this Plan.

    2.6  "Shares" means shares of the Common Stock, par value
$1.00 per share, of the Company.

    2.7 "Total Disability" means complete and permanent inability by reason of illness or accident to perform the duties of a Director when such disability commenced. All determination as of the date and extent of the disability of any participant shall be made by the Committee, upon the basis of such evidence as the Committee (as defined below) deems necessary and desirable.

  3. Administration of the Plan. The Plan shall be administered by the Company's Board of Directors ("Board").

--    3.1  The Board shall have full power and authority to:
      (i) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan, and (ii) designate persons other than members of the Board to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the
     Board's best business judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Board may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

        3.2 A majority of the Board shall constitute a quorum at any meeting of the Board and all determinations of the Board shall be made by a majority of its members present at such meeting.  Any determination of the Board under the Plan may be made without notice or a meeting of the Board by a written consent signed by all members of the Board.

         3.3 No member of the Board shall be personally liable for any action or determination made in good faith with respect to the Plan or any Award or to any settlement of any dispute between a Director and the Company. Any decision or action taken by the
         Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

          4. Eligibility. Directors of the Company who are not executive officers or employees of the Company on the effective date of the Plan shall be eligible to participate in the Plan in accordance with Article 6 of this Plan and any director elected or appointed as director on or after the effective date shall be eligible to participate provided they have served as a Director of the Company for at least three full years.

      5. Retirement Shares. Awards under this Plan shall be granted to a participant in the form of Retirement Shares, which shall be credited to a Retirement Share Account to be maintained for such participant.

         5.1 Each Retirement Share shall be deemed to be equivalent in value to one Share. The award of Retirement Shares under the
     Plan shall not entitle the recipient to any dividend or voting rights or any other rights of a stockholder with respect to such
                           Retirement Shares.

          5.2 The maximum number of Retirement Shares that may be awarded under the Plan shall not exceed an aggregate of 50,000 Retirement Shares. If any Retirement Shares awarded under the Plan shall be forfeited or canceled, such Retirement Shares may again be awarded under the  Plan.

         5.3 The Board may in its sole discretion substitute other forms of awards (such as restricted stock) for Retirement Shares.
      Notwithstanding the foregoing provisions of this section, the Board shall not substitute any other form of award for Retirement
      Shares unless, in the opinion of the Board such substitution would not result in any significant increase in the cost of the
         Plan to the Company, or otherwise adversely affect it.

      6. Time of Grant of Retirement Shares and Number of Retirement Shares Granted. On the first business day of March of each year, each Director shall become entitled to Retirement Shares in such amount as shall be determined by the Board of Directors to be determined by the Board of Directors at its meeting held in
                        February of such year.

         7. Timing and Right to Payment of Retirement Shares. A Director shall have no right to receive payment for any part of his or her Retirement Shares until the earlier to occur of the following events (the "Distribution Date"): such Director's (a)
    retirement from the Board after having served at least three full years as a Director; (b) failure to be elected or re-elected to the Board; (c) death or (d) Total Disability. If such director leaves the Company prior to the occurrence of such event, such
    Director's Retirement Shares shall be forfeited. The Board may, if in the opinion of the Board circumstances warrant such action, approve payment of any or all of Retirement Shares that would otherwise be forfeited as a result of a participant failing to remain as a Director for the required period.

       8. Form of Payment. Payments shall be made to the holder of Retirement Shares (a) wholly in cash, in an amount equal to the number of Shares represented by the Retirement Shares times the Fair Market Value on the Distribution Date, or (b) wholly in an equal number of Shares, or (c) partly in cash and partly in Shares in such proportion as the Board deems appropriate. Shares issued upon payment of Retirement Shares may be either treasury Shares, or authorized and unissued Shares, or both. Payment in respect of Retirement Shares shall be made as soon as practicable after the Distribution Date; provided, however, that before the distribution of any award, a Director may elect that the payment of his Retirement Shares should be made in a specified number of installments.

      9. Designation of Beneficiaries. Each Director shall have the right to designate beneficiaries who are to succeed to such
    Director's contingent right to receive future payments hereunder in the event of death.  In case of the failure of a Director to make a designation or the death of a designated beneficiary without the Director having designated a successor, distribution shall be made to the Director's estate. No designation of beneficiaries shall be valid unless it is in writing, signed by the Director, dated, and filed with the Board. Beneficiaries may be changed without the consent of any prior beneficiaries.

       10. Amendment and Termination. The Board may discontinue or terminate this Plan in whole or in part at any time, or the Board may from time to time change or amend the Plan in such respects as the Board may deem advisable, in its sole discretion, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The fact that a director is or had been designated as a participant under this Plan shall not disqualify him from voting as a Director for or against the Plan or for or against any change or amendment thereto. However, no action authorized by this Article shall adversely change the number of Retirement Shares outstanding.

       11. Adjustment Provisions. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Retirement Shares outstanding under the Plan shall be appropriately adjusted so that the value of each such
                Retirement Share shall not be changed.

         11.1 Notwithstanding any other provision of the Plan, and without affecting the number of Retirement Shares reserved or available hereunder, the Board shall authorize continuance or assumption of outstanding Retirement Shares or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve Directors' rights under the Plan.

          11.2 In the case of the sale of substantially all of the assets, merger, consolidation or combination of the Company with or into another entity, other than a transaction in which the
      Company is the continuing or surviving corporation, and which does not result in the outstanding Retirement Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Director granted Retirement Shares shall have the right (subject to the provisions of the Plan) thereafter to receive the Acquisition Consideration (as defined below) receivable upon the
      Acquisition by a holder of the number of Shares equal to the number of Retirement Shares granted to the Director. The term
      "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.

         12. Effective Date. The Plan shall be submitted to the stockholders of the Company for approval and, if approved at the next annual meeting of stockholders, shall become effective as of January 1, 1998. If stockholder approval is not obtained at such annual meeting stockholders, the Plan shall be nullified.

       13. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Board finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any Director, that the Director has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his service or retention by the Company or any subsidiary of the Company that damaged the Company or any subsidiary of the Company or that the Director has disclosed confidential information of the Company or any subsid-
     iary of the Company, the Director shall forfeit all Retirement Shares. The decision of the Board in interpreting and applying the provisions of this Section 13 shall be final.

                      14.  Miscellaneous Provisions.

         14.1 A Director's rights and interests under the Plan may not be assigned or transferred. In the case of a Director's death, the distribution of Shares or cash due under this Plan shall be made to his designated beneficiary, or in the absence of such designation, to the Director's estate.

        14.2 No Director shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to be retained as a Director.

           14.3 Unless earlier terminated in accordance with the provisions of this Plan, the Plan shall remain in effect until all Shares reserved under the Plan have been issued.

         14.4 The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

        14.5 No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any
         Retirement Shares granted hereunder, and no Director or
     Director's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

          14.6 With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Board against, and each member of the Board shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the cur-tailment of costs of litigation, other than amounts paid to the
    Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

           14.6 In the discretion of the Board, no Shares, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Retirement Shares unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

          14.7 To the extent that Rule 16b-3 under the Securities Exchange Act of 1934, as amended, applies to Shares or Retirement Shares granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of
         Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.